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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)        April 7,  1999
                                                ------------------------------



                         LAMINATING TECHNOLOGIES, INC.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)



        Delaware                          0-21061                           58-2044990
-----------------------------     ------------------------       --------------------------------
(State or other jurisdiction      (Commission File Number)       (IRS Employer Identification No.
    of incorporation)



               1160 Hightower Trail, Atlanta, Georgia 30350-2910
-------------------------------------------------------------------------------
                    (Address of principal executive offices)



Registrant's telephone number, including area code        770-518-6010
                                                  -----------------------------


                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)
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ITEM 5.  OTHER EVENTS

         The Company announced on Monday April 5, 1999 that it had terminated its previously announced merger with Pen Interconnect Inc.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         The Company's press release dated April 5, 1999 is attached hereto as
Exhibit 99.1





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                            LAMINATING TECHNOLOGIES, INC.
                                     ------------------------------------------
                                             (Registrant)




Date:    April 7, 1999              /s/           Michael E. Noonan
      --------------------          ------------------------------------------
                                     Michael E. Noonan, Chairman, President
                                      & Chief Executive Officer
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Exhibit Index


Exhibit 99.1 - LTI press release dated April 5, 1999.